SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549-1004



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) December 27, 1995



                                  CORDIS CORPORATION
                (Exact name of registrant as specified in its charter)



                FLORIDA                 0-3274               59-0870525

        (State of other         (Commission File       (I.R.S. Employer
        jurisdiction of         Number)                Identification
        incorporation or                               Number)
        organization)

        5200 BLUE LAGOON DRIVE                         33126
        SUITE 200                                    (Zip Code)
        MIAMI, FLORIDA



          Registrant's telephone number, including area code (305) 824-2000






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        Item 5. Other Events

        On December 27, 1995, Cordis Corporation, a Florida corporation (the "Company"), Johnson & Johnson, a New Jersey corporation ("J&J"), and JNJ Merger Corp., a Florida corporation and a wholly owned subsidiary of J&J ("JNJ"), entered into a First Amendment (the "First Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated November 12, among J&J, JNJ and the Company to extend until January
        22, 1996, the period during which J&J has the right to terminate the Merger Agreement based on its due diligence review of the Company. A copy of the Company's and J&J's joint press release dated December 27, 1995 is attached hereto as Exhibit 99 and is incorporated herein by reference. A copy of the First Amendment is attached hereto as Exhibit No. 2, and is incorporated herein by reference.

        Item 7.  Financial Statement and Exhibits.

        (c)  Exhibits.

             (2) - First Amendment, dated as of December 27 to the Agreement and
                   Plan Merger dated as of November 12, 1995, among Johnson & Johnson, JNJ Merger Corp. and Cordis Corporation.

            (99) - Joint Press Release of Cordis Corporation and Johnson &
                   Johnson dated December 27, 1995.






















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                                                                          3

                                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CORDIS CORPORATION

                                 By:  /s/ Alfred J. Novak
                                      ----------------------
                                      ALFRED J. NOVAK
                                      Vice President and
                                      Chief Financial Officer

                                    EXHIBIT INDEX
                                    -------------

     Exhibit No.         Description                                  Page
     -----------         -----------                                  ----



          2 First Amendment, dated as of December 27, 1995 to the Agreement and Plan of Merger dated as of November 12, 1995 among Johnson & Johnson, JNJ Merger Corp. and Cordis Corporation.

          99             Joint Press Release of Cordis
                         Corporation and Johnson & Johnson dated
                         December 27, 1995.